                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 28, 2001


                             CEDAR INCOME FUND, LTD.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



    Maryland                          0-14510                   42-1241468
-------------------------------------------------------------------------------
(State or other                     (Commission               (IRS Employer
 Jurisdiction of                    File Number)            Identification No.)
 Incorporation)



44 South Bayles Avenue, Port Washington, New York                 11050
-------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code         (516) 767-6492



-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

                             Cedar Income Fund, Ltd.

Item 2.  Acquisition or Disposition of Assets

         1) Sale of the Fund's Interest in Corporate Center East - Phase I (Bloomington, Illinois):

         On June 28, 2001, Cedar Income Fund Partnership, L.P. (the "Operating Partnership"), pursuant to a Contract of Sale dated June 4, 2001, sold its interest in Corporate Center East - Phase I, Bloomington, IL, to CIP, LLC for $1.86 million.

         The Operating Partnership incurred closing expenses of approximately $86,000, including a broker's commission of $55,800 and legal and other closing adjustments of approximately $30,000.

         The net sales proceeds received by the Operating Partnership after the aforementioned closing costs, and property taxes of approximately $51,000 were approximately $1.72 million. In addition to such closing costs, the Operating Partnership will pay to Cedar Bay Realty Advisors, Inc. ("CBRA") in accordance with the terms of the Investment Advisory Agreement between CBRA and the Company, a disposition fee of $18,600, representing 1% of the sales price. CBRA has agreed with the Board of Directors and management to defer an additional 2% ($37,200) to which it would otherwise be entitled pursuant to the terms of that agreement, until termination of such agreement. The additional fee will be reduced by 50% if CBRA remains investment advisor to the Company for a period extending beyond December 31, 2005, and will be waived in its entirety if CBRA remains investment advisor to the Company for a period extending beyond December 31, 2009.

         The net cost basis of Corporate Center East on the books of the Operating Partnership as of the closing date was approximately $2,050,000. The net sales price, after closing costs and the write-off of deferred leasing costs and prepaid expense of approximately $81,000, was $1,692,087, resulting in a capital loss of approximately $360,000. It should be noted that the cost basis for the property had been reduced by approximately $204,000 on the books of the Company during the second quarter of 2000, to adjust the value to fair market when the property was reclassified to "real estate held for sale".

         Management intends to reinvest the proceeds of sale in certain qualifying properties, including, without limitation, three supermarket-anchored shopping centers located in eastern Pennsylvania and southern New Jersey, the proposed purchase of which, as formalized in a purchase contract executed by the Company, has been previously announced.

         It should be noted that the Pro Forma Combined Statement of Operations for the three months ended March 31, 2001, as presented as if the Company had disposed of Corporate Center East, as well as the Broadbent Business Center (as previously reported), each as of January 1, 2001, indicates an increase in the net loss per share from $(0.01) to $(0.12). On such restated basis, the Company would have two fewer real estate properties and, accordingly, less revenues/income from those properties. As stated above, and as previously reported, the Company intends to reinvest the proceeds of sale of both properties on a tax-free basis pursuant to the "like-kind exchange" provisions of the Internal Revenue Code, to the extent required in order to defer tax on any gain, in qualifying real estate properties. The Pro Forma Combined Statement of Operations also reflects the previously-reported write-off of approximately $280,000 in deferred financing costs associated with the line of credit that was terminated in the second quarter of 2001.

                             Cedar Income Fund, Ltd.

Item 7.  Financial Statements and Exhibits

         Pro Forma Combined Balance Sheet as of March 31, 2001.

         Pro Forma Combined Statement of Operations for the three months ended March 31, 2001.

         Pro Forma Combined Statement of Operations for the twelve months ended December 31, 2000.

         Notes to Pro Forma Financial Statements.

         Exhibits.

         Contract of Sale dated June 4, 2001.

         Press release dated July 2, 2001, regarding sale of Corporate Center East.

                             Cedar Income Fund, Ltd.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     CEDAR INCOME FUND, LTD.


                                                     By: /s/ Leo S. Ullman
                                                         -----------------------
                                                         Leo S. Ullman
                                                         Chairman

         Dated: July 13, 2001

                             Cedar Income Fund, Ltd.
                   Pro Forma Condensed Combined Balance Sheet
                              As of March 31, 2001

The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had sold Corporate Center East and Broadbent Business Center on March 31, 2001. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2001. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company sold Corporate Center East and Broadbent Business Center on March 31, 2001, nor does it purport to represent the future financial position of the Company.

                                                (As per previously filed 8-K)
                                   Cedar Income                    Repayment           Corporate         Corporate
                                     Fund, Ltd.    Broadbent          of              Center East       Center East     Pro Forma
                                   Historical(a) Disposition(b) Credit Facility(c) 2nd Qtr Activity(d) Disposition(e) March 31, 2001
                                   ------------- -------------- ------------------ ------------------- -------------  --------------
Description
-----------
Assets:
Real estate, net                     $21,894,541  $      --      $       --          $       --         $       --     $ 21,894,541
Real estate held for sale              5,060,723   (3,210,723)           --                  --           (1,850,000)          --
Improvements                                --           --              --               200,820           (200,820)          --
Escrow                                      --      4,839,941      (1,515,644)               --            1,629,208      4,953,505
Cash and cash equivalents              1,072,881      (30,305)           --                  --               (9,882)     1,032,694
Restricted cash                        5,944,365         --              --                  --                 --        5,944,365
Tenant receivables                       195,303      (17,454)           --                  --              (17,845)       160,004
Deferred rent receivable                  25,474         --              --                  --                 --           25,474
Prepaid expenses and other               236,094       (4,891)           --                  --                 (555)       230,648
Deferred leasing and financing costs     837,278      (17,287)       (203,429)             37,975            (67,773)       586,764
Deferred legal                            61,733         --              --                  --               (6,150)        55,583
                                     -----------  -----------    ------------        ------------       ------------   ------------

Total Assets                         $35,328,392  $ 1,559,281    $ (1,719,073)       $    238,795       $   (523,817)  $ 34,883,578
                                     ===========  ===========    ============        ============       ============   ============

Liabilities and Stockholders' Equity

Mortgage notes payable               $17,900,000  $      --      $       --          $       --         $       --     $ 17,900,000
Credit facility                        1,515,644         --        (1,515,644)               --                 --             --
Accrued expenses and other               549,846     (495,266)           --                  --              (77,333)       (22,753)
                                     -----------  -----------    ------------        ------------       ------------   ------------

Total Liabilities                     19,965,490     (495,266)     (1,515,644)               --              (77,333)    17,877,247
                                     -----------  -----------    ------------        ------------       ------------   ------------

Minority interest                      2,316,906         --              --                  --                 --        2,316,906
Limited partner's interest in
  Operating Partnership                9,239,726    1,460,988        (144,658)            169,807           (317,495)    10,408,368

Stockholders' Equity
Common stock                               6,921         --              --                  --                 --            6,921
Additional paid-in capital             3,799,349      593,559         (58,771)             68,988           (128,989)     4,274,136
                                     -----------  -----------    ------------        ------------       ------------   ------------
Total Stockholders' Equity             3,806,270      593,559         (58,771)             68,988           (128,989)     4,281,057
                                     -----------  -----------    ------------        ------------       ------------   ------------
Total Liabilities and
Stockholders' Equity                 $35,328,392  $ 1,559,281    $ (1,719,073)       $    238,795       $   (523,817)  $ 34,883,578
                                     ===========  ===========    ============        ============       ============   ============

            See accompanying Notes to Pro Forma Financial Statements

                             Cedar Income Fund, Ltd.
                   Pro Forma Combined Statement of Operations
                    For the three months ended March 31, 2001

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had disposed of Corporate Center East and Broadbent Business Center as of January 1, 2001 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2001. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company sold Corporate Center East and Broadbent Business Center as of January 2001, nor does it purport to represent the operations of the Company for future periods.

                                                         (Per previously filed 8-K)
                                          Cedar Income                                  Corporate                      Pro Forma
                                           Fund, Ltd.      Broadbent      Pro Forma    Center East     Pro Forma     3 Months Ended
                                          Historical(f)  Disposition(g) Adjustments(h) Disposition(i) Adjustments(j) March 31, 2001
                                          -------------  -------------- -------------- -------------- -------------- --------------
Revenues:
Base rent                                   $ 712,208      $(118,150)     $    --        $ (35,907)     $    --         $ 558,151
Tenant escalations                            163,427        (36,400)          --          (10,447)          --           116,580
Interest                                      107,644           --           29,292           --           14,297         151,233
                                            ---------      ---------      ---------      ---------      ---------       ---------

Total Revenues                                983,279       (154,550)        29,292        (46,354)        14,297         825,964
                                            ---------      ---------      ---------      ---------      ---------       ---------

Expenses:
Operating Expenses
Property expenses                             258,442        (43,587)          --          (29,098)          --           185,757
Real estate taxes                              91,988        (15,273)          --          (12,323)          --            64,392
Administrative                                 95,379           --             --             --             --            95,379
                                            ---------                                                                   ---------

Total Operating Expenses                      445,809        (58,860)          --          (41,421)          --           345,528
                                            ---------      ---------      ---------      ---------      ---------       ---------

Interest                                      377,479           --          (35,049)          --             --           342,430
Depreciation and amortization                 172,556        (10,249)       (30,669)          --             --           131,638
                                            ---------      ---------      ---------      ---------      ---------       ---------

Total Expenses                                995,844        (69,109)       (65,718)       (41,421)          --           819,596
                                            ---------      ---------      ---------      ---------      ---------       ---------

Net (loss) income before minority interest    (12,565)       (85,441)        95,010         (4,933)        14,297           6,368
Minority interest share of loss                22,888           --             --             --             --            22,888
                                            ---------      ---------      ---------      ---------      ---------       ---------
Net income(loss) before limited partner's
  interest in Operating Partnership            10,323        (85,441)        95,010         (4,933)        14,297          29,256
Limited partner's interest                    (12,940)        60,757        (67,562)         3,507        (10,166)        (26,404)
                                            ---------      ---------      ---------      ---------      ---------       ---------

Net (loss) income before extraordinary item
and cumulative effect adjustment               (2,617)       (24,684)        27,448         (1,426)         4,131           2,852
Extraordinary item
    Write-off of deferred mortgage and
    administrative costs, net of limited
    partner's interest of ($197,044)             --             --          (80,054)          --             --           (80,054)
Cumulative effect of change in accounting
   principle, net of limited partnership
   interest of ($14,723)                       (6,014)          --             --             --             --            (6,014)
                                            ---------      ---------      ---------      ---------      ---------       ---------
Net (loss) income                           $  (8,631)     $ (24,684)     $ (52,606)     $  (1,426)     $   4,131       $ (83,216)
                                            =========      =========      =========      =========      =========       =========

Basic and Diluted Net Income per Share      $   (0.01)     $   (0.04)     $   (0.08)     $    0.00      $    0.01       $   (0.12)
                                            =========      =========      =========      =========      =========       =========

            See accompanying notes to Pro Forma Financial Statements

                             Cedar Income Fund, Ltd.
                   Pro Forma Combined Statement of Operations
                  For the twelve months ended December 31, 2000

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had disposed of Corporate Center East and Broadbent Business Center as of January 1, 2000 and the Company qualified as a REIT, distributed 95% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 2000. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company disposed of Corporate Center East and Broadbent Business Center as of January 1, 2000, nor does it purport to represent the operations of the Company for future periods.

                                                           (Per previously filed 8-K)
                                          Cedar Income                                     Corporate
                                           Fund, Ltd.      Broadbent       Pro Forma      Center East      Pro Forma       2000
                                         Historical(k)   Disposition(l)  Adjustments(m)  Disposition(n)  Adjustments(o)  Pro Forma
                                         -------------   --------------  --------------  --------------  --------------  ---------
Description
-----------
Revenues:
Base rent                                  $ 2,586,473    $  (568,151)     $    --        $ (241,698)     $      --     $ 1,776,624
Tenant escalations                             450,470       (146,988)          --           (44,374)            --         259,108
Interest                                       178,838           --          134,284            --             66,376       379,498
                                           -----------    -----------      ---------      ----------      -----------   -----------

Total Revenues                               3,215,781       (715,139)       134,284        (286,072)          66,376     2,415,230
                                           -----------    -----------      ---------      ----------      -----------   -----------

Expenses:
Operating Expenses
Property expenses                              854,203       (185,083)          --          (115,383)            --         553,737
Real estate taxes                              308,386        (59,080)          --           (49,291)            --         200,015
Administrative                                 525,169           --             --              --               --         525,169
                                           -----------    -----------      ---------      ----------      -----------   -----------

Total Operating Expenses                     1,687,758       (244,163)          --          (164,674)            --       1,278,921
                                           -----------    -----------      ---------      ----------      -----------   -----------

Interest                                       604,182        (52,414)       (93,033)           --               --         458,735
Depreciation and amortization                  621,509       (116,189)       (96,842)        (34,838)            --         373,640
                                           -----------      ---------      ----------     -----------     -----------   -----------

Total Expenses                               2,913,449       (412,766)      (189,875)       (199,512)            --       2,111,296
                                           -----------    -----------      ---------      ----------      -----------   -----------

Net income (loss) before minority interest     302,332       (302,373)       324,159         (86,560)          66,376       303,934
Minority interest                                7,669           --             --              --               --           7,669
Loss on impairment                            (203,979)          --             --           203,979             --            --
Gain on disposal                                91,012           --             --              --               --          91,012
                                           -----------    -----------      ---------      ----------      -----------   -----------

Net income (loss) before limited partner's
   interest in Operating Partnership           197,034       (302,373)       324,159         117,419           66,376       402,615
Limited partner's interest                    (191,615)       215,017       (230,509)        (83,497)         (47,193)     (337,797)
                                           -----------    -----------      ---------      ----------      -----------   -----------

Net income (loss) before extraordinary item      5,419        (87,356)        93,650          33,922           19,183        64,818
Extraordinary item
  Early extinguishment of debt                 (17,502)        17,502           --              --               --            --
Write-off of deferred mortgage and
   administrative costs, net of limited
   partner's interest of ($231,088)               --             --          (93,885)           --               --         (93,885)
                                           -----------    -----------      ---------      ----------      -----------   -----------
Net (loss) income                          $   (12,083)   $   (69,854)     $    (235)     $   33,922      $    19,183   $   (29,067)
                                           ===========    ===========      =========      ==========      ===========   ===========

Basic and Diluted Net Income per Share     $     (0.01)   $     (0.08)     $    0.00      $     0.04      $      0.02   $     (0.03)
                                           ===========    ===========      =========      ==========      ===========   ===========

            See accompanying notes to Pro Forma Financial Statements

                             Cedar Income Fund, Ltd.
                     Notes to Pro Forma Financial Statements

Pro Forma Condensed Combined Balance Sheet
------------------------------------------

a.  Reflects the Company's historical balance sheet as of March 31, 2001.
b.  Reflects the disposition of Broadbent for $5.3 million cash.
c.  Reflects repayment of $1.5 million credit facility.
d. Reflects the activity for Corporate Center East for the period April 1, 2001 through June 27, 2001.
e.  Reflects the disposition of Corporate Center East for $1,860,000.

Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2001
--------------------------------------------------------------------------------

f. Reflects the historical operations of the Company for the three months ended March 31, 2001.
g. Reflects the operations of Broadbent for the three months ended March 31, 2001.
h. Reflects the interest income associated with the net cash received from the sale of Broadbent and write-off of deferred mortgage and amortization expenses.
i. Reflects the operations of Corporate Center East for the three months ended March 31, 2001.
j. Reflects the interest income associated with the net cash received from the sale of Corporate Center East.

Pro forma Condensed Combined Statements of Operations for the Year Ended December 31, 2000
------------------------------------------------------------------------

k. Reflects the historical operations of the Company for the year ended December 31, 2000.
l.  Reflects the operations of Broadbent for the year ended December 31, 2000.
m. Reflects the interest income associated with the net cash received from the sale of Broadbent and write-off of deferred mortgage and amortization expense.
n. Reflects the operations of Corporate Center East for the year ended December 31, 2000.
o. Reflects the interest income associated with the net cash received from the sale of Corporate Center East.